SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [X]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 NBTY, Inc.
-----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

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         (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

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               ---------------------------------------------------------------


                                 "NBTY Logo"



                               PROXY STATEMENT
                                     for
                               APRIL 10, 2000
                       Annual Meeting of Stockholders
                                of NBTY, Inc.



                                       NBTY, Inc.
                                       90 Orville Drive
                                       Bohemia, New York 11716

                                       Scott Rudolph
                                       Chairman of the Board, President and
                                       Chief Executive Officer


Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of NBTY, Inc. to be held on April 10, 2000 in Hauppauge, New York. On the following pages you will find information about the meeting together with a Proxy Statement.

      At the meeting we will review NBTY's operations, discuss fiscal 1999 financial statements and report on first quarter results as well as our plans for the future. A brief reception will precede the meeting and management presentation followed by a question and answer session for stockholders.

      Your vote is important to us. If you cannot be with us in person, please be sure to vote your shares by proxy. Just mark, sign and date the enclosed proxy card and return it in the postage-paid envelope. Also for your convenience, you may vote your shares over the Internet or by telephone. Your prompt return of the card or vote over the Internet or by telephone will help your Company avoid additional solicitation costs. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.



                                       Sincerely,

                                       Scott Rudolph,
                                       Chairman and President


                                 NBTY, INC.
                  90 Orville Drive, Bohemia, New York 11716

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS

            SUMMARY OF PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

      Notice is hereby given that the Annual Meeting of Stockholders of NBTY, Inc. (the "Company") will be held at the Wyndham Windwatch Hotel, 1717 Motor Parkway, Hauppauge, New York 11788 on April 10, 2000, at 10:00 A.M., local time for the purpose of considering and taking action on the following:

      (1) to re-elect three members to Class I of the Board of Directors, Aram Garabedian, Bernard Owen and Alfred Sacks to serve until the 2003 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The Board of Directors is divided into three Classes, Class I, Class II and Class III directors. Each Class serves for a term of three years.

      (2)  to approve the adoption of an Incentive Stock Option Plan.

      (3) to ratify the Board of Directors' designation of PricewaterhouseCoopers L.L.P. as independent certified public accountants to audit the consolidated financial statements of the Company for the 2000 fiscal year.

      (4) to transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has set the close of business on March 10, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

      (This Summary is qualified in its entirety by the detailed information appearing within the Proxy Statement).

                                       By order of the Board of Directors,

                                       Scott Rudolph
                                       Chairman of the Board, President
                                       and Chief Executive Officer


Bohemia, New York
March 13, 2000


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE OR YOU MAY UTILIZE THE CONVENIENCE OF VOTING BY TELEPHONE OR ONLINE OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ENCLOSED WITH THIS MATERIAL. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE COMPANY'S SECRETARY PRIOR TO THE MEETING, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.




                                   NBTY, INC.

                  90 Orville Drive, Bohemia, New York 11716

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF STOCKHOLDERS

                   INFORMATION CONCERNING THE SOLICITATION

      The Proxy Statement and enclosed Proxy are being furnished to all holders of the common stock, par value $.008 per share (the "Common Stock"), of NBTY, Inc. (the "Company"), a Delaware corporation, in connection with a solicitation of proxies in the form enclosed by the Board of Directors of the Company for use at the annual meeting of Stockholders to be held on April 10, 2000, and at any adjournments thereof (the "Meeting"). The persons named as proxies were selected by the Board of Directors of the Company.

      The Company anticipates first sending this Proxy Statement and the enclosed Proxy to its stockholders on or about March 13, 2000. The Company's Annual Report to Stockholders, which includes financial statements for the fiscal year ended September 30, 1999 has been mailed simultaneously with this Proxy Statement to stockholders entitled to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material.

      The enclosed Proxy provides that each stockholder may specify that his or her shares be voted "FOR" the election of the named nominees to the Company's Board of Directors with provision to "WITHHOLD AUTHORITY" as to all nominees or any individual nominee or nominees; and voted "FOR", "AGAINST" or "ABSTAIN" from voting with respect to: vote upon the Incentive Stock Option Plan, the Key Employee Stock Option Plan and the ratification of the Board of Directors' designation of PricewaterhouseCoopers L.L.P as independent certified public accountants to audit the consolidated financial statements of the Company for the 2000 fiscal year. If properly executed and returned in time for the Meeting, the enclosed Proxy will be voted as specified therein. Except with respect to broker non-votes, where a signed Proxy is returned, but no choice is specified, the shares will be voted "FOR" the election of each named nominee to the Company's Board of Directors, and ratification of the Company's independent public accountants. Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, an abstaining vote is deemed to be "present" but is not deemed to be a "vote cast". As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have an effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Annual Meeting.

      All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

      If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Meeting or that the Meeting will be adjourned.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked
(i) by filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares, or (ii) by attending the Meeting and voting in person (although attendance at the Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent as to be delivered to NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716, Attention: Secretary, or hand delivered to the Secretary, at or before the taking of the vote at the Meeting. Instructions for voting on the Internet or by telephone may be found in the Proxy Voting Instructions accompanying the proxy card.

      The Company has fixed the close of business on March 10, 2000 as the record date for determining the holders of its Common Stock who will be entitled to notice of and to vote at the Meeting. On September 30, 1999, the Company had issued and outstanding 67,215,611 shares of its Common Stock which are the only outstanding shares of the capital stock of the Company. Holders of the Company's Common Stock are entitled to one vote for each share owned of record. Shares representing a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order for a quorum to be present.


PROPOSAL ONE

                            ELECTION OF DIRECTORS

      The Company's Amended and Restated By-Laws provide that the members of the Board of Directors of the Company shall be divided into three classes and that the number of directors constituting the Board of Directors, and each Class thereof, shall from time to time be fixed and determined by a vote of a majority of the Company's whole Board of Directors serving at the time of such vote. The Board of Directors is now comprised of eleven members, with Class I consisting of three members, Class II consisting of four members and Class III consisting of four members, who shall serve until the end of each respective term, or until their successors are duly elected and qualified. The Board of Directors has nominated Aram Garabedian, Bernard G. Owen and Alfred Sacks for re-election to Class I at the Annual Meeting. Messrs. Garabedian, Owen and Sacks are currently serving as Class I Directors of the Company.

      Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of the shares present in person or represented by proxy at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, withholding authority or broker non-vote) have no impact in the election of directors, except to the extent the failure to vote for the individual results in another individual receiving a larger number of votes.

      Stockholders of the Company do not have cumulative voting rights with respect to the election of directors. It is the intention of the persons named in the enclosed form of Proxy to vote such proxy "FOR" the election of the named nominees for Class I directorships unless authorization is withheld on the Proxy. Should any nominee be unable or unwilling to serve as a director, which is not anticipated, it is intended that the named proxies will vote for the election of such other person or persons as they, in their discretion, may choose.

Information as to Director Nominees and Directors
-------------------------------------------------

      The following table provides information as of January 31, 2000, with respect to each of the Company's directors and director nominees.


Name and year first became             Principal Occupation during
a Director of the Company      Age     the past Five Years
--------------------------     ---     ---------------------------

     CLASS I - Terms Expiring at the 2000 Annual Meeting of Stockholders

Aram Garabedian                64      A real estate developer in Rhode Island since
1971                                   1988.  He was associated with NBTY and its
                                       predecessor, Arco Pharmaceuticals, Inc., for
                                       20 years in a sales capacity and as an Officer.

Bernard G. Owen                71      He currently serves as Chairman of Wood-
1971                                   Hew Travel and had been associated with
                                       Pitkin, Owen Insurance Agency for more than
                                       the past five years.

Alfred Sacks                   71      President of Al Sacks, Inc., an insurance
1971                                   consulting firm.

    CLASS III - Terms Expiring at the 2001 Annual Meeting of Stockholders

Arthur Rudolph                 71      Founded the Company in 1971 and had
1971                                   served as the Company's Chief Executive
                                       Officer and Chairman of the Board of
                                       Directors since that date until his resignation
                                       in September, 1993.  Mr. Rudolph is now a
                                       consultant to the  Company.  He is a member
                                       of the Board of Directors and he is the father
                                       of Scott Rudolph.

Glenn Cohen                    40      President of Glenn-Scott Landscape &
1988                                   Design.

Michael L. Ashner              47      President and Chief Executive Officer of
1998                                   Winthrop Financial Assoc., a firm engaged in
                                       the organization and administration of real
                                       estate limited partnerships.

Michael C. Slade               50      For more than the past five years, he was
1998                                   the President and an owner of Nutrition
                                       Headquarters Corp., Nutro Labs, Inc. and Lee
                                       Nutrition, Inc., which companies were
                                       acquired by the Company in 1998.

    CLASS II - Terms Expiring at the 2002 Annual Meeting of Stockholders

Scott Rudolph                  42      The Chairman of the Board of Directors,
1986                                   President and Chief Executive Officer of the
                                       Company.  He is the Chairman of Dowling
                                       College, Long Island, New York.  He joined
                                       NBTY in 1986.  He is the son of Arthur
                                       Rudolph.

Murray Daly                    72      Formerly a Vice President of J. P. Egan
1971                                   Office Equipment Co., is currently a
                                       consultant to the office equipment industry.

Bud Solk                       65      President of Chase/Ehrenberg & Rosene, Inc.,
1994                                   an advertising and marketing agency located
                                       in Chicago, Illinois.

Nathan Rosenblatt              43      President and Chief Executive Officer of
1994                                   Ashland Maintenance Corp., a commercial
                                       maintenance organization located in Long
                                       Island City, New York.


The Board of Directors recommends a vote FOR the re-election of the Class I Directors, Aram Garabedian, Bernard G. Owen and Alfred Sacks. In the event that any nominee named as a Class I director is unable to serve (which is not anticipated), the persons named in the Proxy may vote for another nominee of their choice.

Committees of the Board of Directors
------------------------------------

      During fiscal 1999, the Board of Directors had four ongoing committees: (i) an Audit Committee; (ii) a Compensation Committee; (iii) a Nominating Committee; and (iv) a Strategic Planning Committee.

      The Audit Committee is comprised entirely of outside Directors and recommends to the Board independent auditors to audit the Company's financial statements; reviews the audit with the auditors and management; reviews the Company's dealings with Directors and their affiliates; reviews the Company's legal affairs; and consults with the auditors and management regarding risk management and the adequacy of financial and accounting procedures and controls. In carrying out its responsibilities, the Committee meets with the independent auditors in executive session, without members of management present.

      The Compensation and Stock Option Committee is comprised entirely of outside Directors and is responsible for developing compensation policies, including stock options, consistent with and linked to the Company's strategies. In addition, the Committee evaluates, in consultation with all outside Directors, the performance of the Company's Chief Executive Officer and recommends his compensation and that of all executive management to the Board annually; reviews and approves all other officers' compensation; and recommends to the Board the fees of outside Directors. The Committee's report on executive compensation can be found on page 11.

      The Nominating Committee establishes criteria for Board membership, searches for and screens candidates to fill vacancies on the Board, recommends an appropriate slate of candidates for election each year and, in this regard, evaluates the performance of individual Directors, assesses the overall performance of the Board and considers issues regarding the composition and size of the Board. Shareholders wishing to nominate Director candidates for consideration may do so by writing to the Secretary, NBTY, Inc., 90 Orville Drive, Bohemia, New York 11716 and providing the candidate's name, biographical data and qualifications.

      The Strategic Planning Committee may exercise the broad powers and authority granted to it under the Company's By-Laws, including such things as evaluating potential acquisitions, exploring new marketing areas and assisting in the formulation of major policy objectives.

      The chart below sets forth the composition of the Board's committee as of December 31, 1999, as well as the number of meetings each committee held in 1999.


                                    Compensation/                    Strategic     Number of
                      Audit         Stock Option      Nominating     Planning      Meetings
Member                Committee     Committee         Committee      Committee     in 1999
------                ---------     ------------      ----------     ---------     ---------

Glenn Cohen                               *                                            2
Murray Daly                                               *                            1
Aram Garabedian           *                                                            2
Bernard G. Owen                                           *                            1
Nathan Rosenblatt         *                               *                            2
Arthur Rudolph                            *               *              *             9
Scott Rudolph                                             *              *             5
Alfred Sacks                              *                                            2
Michael Ashner            *                                                            2

--------------------
*     Member

      During 1999 the Board convened four regular meetings and one special meeting. Each of the directors, except Glenn Cohen attended 100% of the meetings and the Committees of the Board of which they were members. Glenn Cohen attended three of the four regular meetings.

Compensation of Directors
-------------------------

      During fiscal 1999, each outside Director earned an annual retainer of $20,000 for a total of $180,000 for services rendered as Directors. Each Director is entitled to reimbursement for out-of-pocket expenses to attend meetings. Any Director who is an officer of the Company did not receive additional compensation for his services as a director.

      The Company does not offer a pension plan to its outside Directors.

Principal Stockholders and Security Ownership of Management
-----------------------------------------------------------

      The following information with respect to the outstanding shares of common stock beneficially owned by (i) each director of the Company, (ii) the chief executive officer and the five other most highly compensated executive officers, (iii) all beneficial owners of more than five percent of common stock known to the Company, and (iv) the directors and executive officers as a group, is furnished as of December 31, 1999, except as otherwise indicated.


                                              Number of Shares
                                              Beneficially         Percentage
Directors                                     Owned(a)(b)(d)       Ownership
---------                                     ----------------     ----------

Scott Rudolph(c)                                 12,408,058          18.46
Arthur Rudolph(c)                                 2,056,893           3.06
Aram Garabedian                                      36,000            *
Bernard G. Owen                                      44,400            *
Alfred Sacks                                         60,000            *
Murray Daly                                          58,000            *
Glenn Cohen                                          87,000            *
Bud Solk                                             50,000            *
Nathan Rosenblatt                                    30,000            *
Michael L. Ashner                                    55,000            *
Michael Slade(e)                                  2,137,448           3.18

Other Named Executive Officers
------------------------------
Harvey Kamil                                      2,281,432           3.39
William Shanahan                                    145,000            *
James P. Flaherty                                    84,408            *
Abraham Rubenstein                                   60,000            *

Other
-----
All Directors and Executive
 Officers as a group (15 persons)(a)(b)(c)       19,593,639          29.15

NBTY, Inc. Employees'
 Stock Ownership Plan(a)                          2,585,301           3.85


--------------------
(a) Each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned.
(b) Each named person or group is deemed to be the beneficial owner of securities which may be acquired within 60 days through the exercise or conversion of options, if any, and such securities are deemed to be outstanding for the purpose of computing the percentage beneficially owned by such person or group. Such securities are not deemed to be outstanding for the purpose of computing the percentage of class beneficially owned by any other person or group. Accordingly, the indicated number of shares includes shares issuable upon exercise of options (including employee stock options) and any other beneficial ownership of securities held by such person or group.
(c) Includes shares held in a Trust created by Arthur Rudolph for the benefit of Scott Rudolph and others.
(d) Includes options to purchase common stock of the Company which are presently exercisable.
(e) Includes shares held in a Trust for the benefit of Ruth Slade, the wife of Michael Slade. Mr. Slade is a trustee of this Trust.
An asterisk (*) in the above table means percentage ownership of less than one percent.

                         SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served in such capacities as of September 30, 1999 for services rendered to the Company during each of the last three fiscal years.


                                                                      Long-Term
                                                                 Compensation Awards        All Other
                                      Annual Compensation      ------------------------     Compensation:
Name and                              --------------------     Restricted     Stock         Pension Plan
Principal Position           Year     Salary $     Bonus $     Stock($)       Options #     and 401(k) Plan

Scott Rudolph                1999     609,600      500,000                      260,000          4,801
Chairman of the Board,       1998     600,008      400,000                    1,050,000          7,672
President and Chief          1997     488,838      350,000                           --          4,792
Executive Officer

Harvey Kamil                 1999     304,800      225,000                      250,000          4,801
Executive Vice President     1998     300,000      225,000                      150,000          7,672
Chief Financial Officer      1997     271,611      200,000                                       4,792

Michael C. Slade             1999     275,000           --                           --          3,312
Senior Vice President        1998          --           --                           --             --
Strategic Planning           1997          --           --                           --             --

James Flaherty               1999     174,700       75,000                       20,000          4,801
Vice President               1998     167,500       75,000                       30,000          7,672
Marketing & Advertising      1997     151,000       50,000                           --          4,792

William Shanahan             1999     152,000       60,000                       20,000          4,801
Vice President               1998     146,000       60,000                       30,000          7,672
Data Processing              1997     140,000       40,000                           --          4,792


Employment and Consulting Agreements
------------------------------------

      Scott Rudolph, Chairman of the Board, President and Chief Executive Officer of the Company, entered into an employment agreement with the Company effective February 1, 1994, as amended, to terminate in January, 2004. During the period of the employment agreement, the salary payable to Mr. Rudolph shall be fixed by the Board of Directors of the Company, provided that in no event will the executive salary be at a rate lower than $600,000 per year, with bonuses, certain fringe benefits accorded other executives of NBTY, and with annual cost of living index increases.

      Harvey Kamil, Executive Vice President, Chief Financial Officer and Secretary of the Company, entered into an employment agreement with the Company effective February 1, 1994, as amended, to terminate in January, 2004. During the period of the employment agreement, the salary payable to Mr. Kamil shall be fixed by the Board of Directors of the Company, provided that in no event will the executive salary be at a rate lower than $300,000 per year, with bonuses, certain fringe benefits accorded other executives of NBTY, and with annual cost of living index increases.

      Each of the above agreements also provides for the immediate acceleration of the payment of compensation for the term of the contract and the registration and sale of all issued stock, stock options and shares underlying options in the event of certain changes of control, or involuntary (i) termination of employment, (ii) reduction of compensation, or (iii) diminution of responsibilities or authority.

      Effective January 1, 1997, the Company entered into a consulting agreement with Rudolph Management Associates, Inc. for the services of Arthur Rudolph, a director of the Company. The agreement has been renewed to provide services from January 1, 1999 through December 31, 2000 with the consulting fee fixed by the Board of Directors of the Company, provided that in no event will the consulting fee be at a rate lower than $400,000 per year, payable monthly, with certain fringe benefits accorded to other executives of NBTY.

      On April 20, 1998, the Company entered into a one-year consulting agreement with Michael C. Slade, one of the former owners of Nutrition Headquarters Corp. Under the terms of the agreement, Mr. Slade presently is a consultant to the Company and the President of the Company's Nutrition Headquarters subsidiary and will receive an annual compensation of $275,000 renewable at Mr. Slade's option, for up to two additional one-year periods. The agreement also provides for fringe benefits accorded to other executives of NBTY. Mr. Slade exercised his option to renew the contract through April, 2000.

      Four members of Holland & Barrett's senior executive staff have service contracts with the Company, terminable by the Company upon twelve months notice, at annual salaries ranging between approximately $75,000 and $200,000.

Executive Compensation Policies
-------------------------------

      Compensation packages generally include base salary, stock options, executive benefits, and in certain years, a performance bonus. Factors considered have typically included the results of the performance review of each executive officers' performance and an evaluation of the significance of the executives' contribution to the Company. The compensation packages have been designated to attract and retain experienced and well-qualified executive officers who will enhance the performance of the Company.

      The Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Committee believes that the performance-based bonus structure is of key importance. Accordingly, for executive officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-to-year improvement in financial and operational indicators measured at the divisional level. For executive officers in charge of corporate departments, bonuses are based in large part on improvements in the Company's net earnings. The Committee believes that these standards serve to align the interests of executives with those of stockholders.

      The Company has attempted to set the base salary of its executive officers to be competitive within the nutritional supplement industry. In addition, base salaries have reflected the Company's operating philosophy, strategic direction and cost-conscious orientation. The Company conducts performance reviews to determine and adjust each executive officer's base salary. During the past 10 years, stock options have generally been a component of executive officers' total compensation. Since stock options become exercisable over a ten-year period, their ultimate value is dependent on the long-term appreciation of the Company's stock price. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating. In addition to the standard benefits package offered to its executives, the Company provides company cars to all of its executive officers. No options were granted in fiscal 1999.

Aggregated option exercise in 1999 and fiscal year-end option values table.

      The following table shows information concerning the exercise of stock options by each of the Officers during fiscal 1999 and the value of all remaining exercisable and unexercisable options at September 30, 1999, on a pre-tax basis.


                                                    Number of securities           Value of unexercised
                       Shares          Value        underlying unexercised         in-the-money options
                       acquired on     realized     options at 12/31/99 (#)(b)     options at 12/31/99 ($)(c)
Name                   exercise(#)     ($)(a)       exercisable/unexercisable      exercisable/unexercisable
----                   -----------     --------     --------------------------     --------------------------

James Flaherty           90,000        394,416                50,000                        307,950
Abraham Rubenstein       45,000        351,900                50,000                        314,550
Jean Palladino           50,000        247,220                   -0-                            -0-

--------------------
(a) Calculated by subtracting the exercise price from the market value of the Common Stock as of the exercise date.
(b)   The securities underlying the options are shares of Common Stock.

NBTY, Inc. Employees' Stock Ownership Plan

      The Company has an Employees' Stock Ownership Plan pursuant to which the Company can elect to make contributions of cash and/or Common Stock to a related trust for the benefit of all employees as defined.

      All employees of the Company, including officers, over the age of 21 and who have been employed by the Company for at least one year are eligible participants in the Plan.

      Contributions are made on a voluntary basis by the Company. There is no minimum contribution required in any one year.

      There will be no contributions required by an employee. All contributions will be made by the Company at the rate of up to 15% of the Company's annual payroll, at the discretion of the Company. Each eligible employee receives an account or share in the Trust and the cash and/or shares of stock contributed to the Plan each year are credited to his or her account.

      Once an associate is eligible, a portion of the stock in his or her account becomes "vested" each year, as follows:


        Number of Years      Percentage of Shares
          Of Service           Earned Each Year
        ---------------      --------------------

             0-2                       0%
               3                      20%
               4                      20%
               5                      20%
               6                      20%
               7                      20%
               8+                    100%


Defined Contribution Savings Plan
---------------------------------

      The Company has adopted a Defined Contribution Savings Plan qualified under Section 401(k) of the Internal Revenue Code. The employees of the Company who have completed six months of service and have attained the age of twenty and one-half may elect to contribute to this plan in accordance with the Company's guidelines. Each year the Board of Directors will vote to determine the amount, if any, of matching contributions up to a maximum equal to the lesser of 2% percent of each employee's annual gross compensation or the amount contributed, if any, by each employee.

Compensation Committee's Report on Executive Compensation
---------------------------------------------------------

      The Company's Compensation Committee has determined generally to retain base salary, stock options, executive benefits and performance bonuses as components in the Company's executive compensation packages. In setting the compensation levels for executive officers, the Committee expects to be guided by the following considerations:

- compensation levels should be competitive with compensation generally being paid to executives in other nutritional supplement companies;

- a significant portion of the executive officer's compensation may be awarded in the form of stock options to closely link shareholder and executive interests and to encourage stock ownership by executive officers;

- each individual executive officer's compensation should, to the extent possible, reflect the performance of the Company as a whole, the performance of the officers' business unit, and the performance of the individual executive; and

- executive compensation should reflect the Company's unique, entrepreneurial and cost-conscious orientation.

      Under the Omnibus Budget Reconciliation Act of 1993, compensation paid to certain executive officers of the Company in excess of $1 million in 1995 and subsequent years may be non-deductible for federal income tax purposes unless the compensation qualifies as "performance-based" compensation or is otherwise exempt under the law and Internal Revenue Service regulations. The Company's policy is to seek to structure its executive officer incentive compensation to qualify as "performance-based" compensation so as to attempt to preserve its deductibility for federal income tax purposes. However, there can be no assurances that such compensation will continue to be deductible for federal income tax purposes. The Compensation Committee may also determine in any year in light of all applicable circumstances that it would be in the best interests of the Company for awards to be paid under its incentive compensation plans or otherwise in a manner which would not satisfy the requirements of such tax law and regulations for deductibility.

Summary
-------

      The Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will lead the Company.

      The Compensation Committee annually establishes the base salaries, subject to the approval of the Board of Directors, and incentive compensation which will be paid to the Company's executive officers. In setting compensation, the Compensation Committee generally takes into account a number of factors, including the Company's results of operations and other Company performance measures, competitive compensation data, comparisons of salaries, incentive compensation terms and responsibilities among the Company's executive officers, the desired proportion of incentive compensation in the officer's total compensation package and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities and job performance. The Compensation Committee does not generally expressly assign greater weight to any one or more such factors than to others.

           Members of the Compensation and Stock Option Committee
           ------------------------------------------------------

                          Arthur Rudolph, Chairman
                                Alfred Sacks
                                 Glenn Cohen

      The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Performance Graph
-----------------

      The following graph illustrates, for the period from September, 1993 (Base Year) through September, 1999, the cumulative total shareholder return of $100 invested in (1) The Company's common stock, (2) Nasdaq Stock Market - US and (3) Nasdaq Health Services.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG NBTY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ HEALTH SERVICES INDEX


                                            Cumulative Total Return
                               -------------------------------------------------
                               9/94     9/95     9/96     9/97     9/98     9/99
                               ----     ----     ----     ----     ----     ----

NBTY, INC.                     100       54      157      201      225      218
NASDAQ STOCK MARKET (U.S.)     100      138      164      225      229      372
NASDAQ HEALTH SERVICES         100      106      138      139       93       88


--------------------
* $100 INVESTED ON 9/30/94 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENS. FISCAL YEAR ENDING SEPTEMBER 30.

                                   NASDAQ
                                   ------


            Fiscal Quarter 2000          1999              1998
            -------------------     -------------     ---------------
               Low     High         Low      High      Low      High
               ---     ----         ---      ----      ---      ----

First          6.75    12.50        4.38     10.00     6.42      8.46
Second*        9.93    15.87        4.63      8.00    10.67     20.58
Third                               4.44      6.88    14.63     24.38
Fourth                              5.81      9.00     7.31     23.25

--------------------
*     Closing price through February 29, 2000
      The closing price of the Company's Common Stock on February 29, 2000 was $14.06. The Company's Common Stock is traded over-the-counter and is included in the Nasdaq-National Market System (symbol NBTY).

PROPOSAL TWO

                         INCENTIVE STOCK OPTION PLAN

      Stockholders are being asked to approve an Incentive Stock Option Plan under which 4,000,000 options will be reserved for issuance to qualified employees and consultants. This Plan has been approved by the Company's Board of Directors, subject to approval by stockholders. Currently, there are no options available for grant under any of the Company's previously authorized plans.

Summary of the Incentive Stock Option Plan
------------------------------------------

Purpose

      The purpose of the Incentive Stock Option Plan (the "Plan") is to provide an additional incentive to eligible employees and consultants whose present and potential contributions are important to the continued success of NBTY, to afford them an opportunity to acquire a proprietary interest in NBTY and to enable NBTY to enlist and retain in its employ the best available talent for the successful conduct of its business.

Eligibility

      Officers, consultants and other employees of NBTY and its subsidiaries and affiliates whom the Board deems to have the potential to contribute to the future success of NBTY shall be eligible to receive awards under the Plan.

Administration

      The Plan is to be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the Plan are determined in the sole discretion of the Board or its committee, and decisions are final and binding upon all participants. Members of the Board who are eligible employees are permitted to participate in the Plan, but may not vote on any matter affecting the administration of the Plan. No member of the Board who is eligible to participate in the Plan may be a member of the committee appointed to administer the Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

Stock Options

      The Plan permits the granting of non-transferable stock options that are intended to qualify as incentive stock options ("ISOs").

      The option exercise price for each share covered by an option must be equal to or greater than the fair market value of a share of common stock on the date of grant (110% of the fair market value in the case of a 10% or greater stockholder).

      The term of each option will be fixed by the Board or its committee but may not exceed ten years from the date of grant. The Board or its committee will determine the time or times each option will be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Board or its committee.

      The option may be exercised by the payment of the exercise price in cash or by delivery of shares of NBTY owned by the optionee, priced at the fair market value at the time of exercise.

      In the event of termination of an employee's employment or consultancy for any reason, including retirement, an option may thereafter be exercised (to the extent that it was exercisable on the date of termination, but in no event more than 90 days after termination). If the Board or its committee has determined that an employee was discharged for just cause, such employee shall have no further rights under the Plan. In the event of the death of an employee, the option will be exercisable for such period following death as is determined by the Board or its committee.

Certain United States Federal Income Tax Information

      The following is only a brief summary of the effect of federal income taxation upon the recipient and NBTY under the Plan based upon the Internal Revenue Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside the United States in which an optionee may reside.

      If an option granted under the Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. NBTY will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be treated as long-term capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is subject to Section 16 of the Exchange Act. NBTY will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain (or loss) recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain (or loss).

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD WITH RESPECT TO PROPOSAL TWO.

      Under Delaware law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is required to adopt this Proposal Two. Shares of Common Stock that are voted as an abstention shall be treated as voting against Proposal Two and broker non-votes shall have no effect on the outcome of the vote on Proposal Two.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL
TWO.


PROPOSAL THREE

               APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed PricewaterhouseCoopers L.L.P. as independent auditors of the Company to audit its consolidated financial statements for 1999 and has determined that it would be desirable to request that the stockholders approve such appointment.

      PricewaterhouseCoopers L.L.P. has served the Company and its subsidiaries as independent auditors for many years. Representatives of PricewaterhouseCoopers L.L.P. will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Vote Required for Approval

      Stockholder approval is not required for the appointment of PricewaterhouseCoopers L.L.P., since the Board of Directors has the responsibility for selecting auditors. However, the appointment is being submitted for approval at the Annual Meeting. No determination has been made as to what action the Board of Directors would take if stockholders do not approve appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS INDEPENDENT AUDITORS.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copes of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1999, its officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                          EXPENSES OF SOLICITATION

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies and voting instruments may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers, custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

               PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 31, 2000, and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 70 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. If the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting.

      The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are presented for a vote, the proxies will be voted as to such matters in accordance with the judgment of the persons acting under the proxies.

                                       BY ORDER OF THE BOARD OF DIRECTORS,


                                       Scott Rudolph
                                       Chairman of the Board, President and
                                       Chief Executive Officer

March 13, 2000


                                 APPENDIX A

INCENTIVE STOCK OPTION PLAN


1.    Purpose of the Plan.

      The purpose of the NBTY, Inc. Incentive Stock Option Plan (hereinafter the "Plan") is to provide for the granting of stock options to officers, directors, affiliates and employees of NBTY, Inc. and its Subsidiaries in recognition of the valuable services provided, and contemplated to be provided, by such individuals. The general purpose of the Plan is to promote the interests of NBTY, Inc. and its stockholders and to reward dedicated individuals of NBTY, Inc. and its Subsidiaries by providing them additional incentives to continue and increase their efforts with respect to, and to remain in the service of, NBTY, Inc. or its Subsidiaries.

2.    Certain Definitions.

      The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

      (a) "Act" means the Omnibus Budget Reconciliation Act of 1993, as amended.

      (b) "Agreement" means the incentive stock option agreement specified in Section 10.

      (c) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of NBTY, Inc.) shall approve (i) any consolidation or merger of NBTY, Inc. in which NBTY, Inc. is not the continuing or surviving
corporation or   pursuant to which shares of Common Stock would be
converted into cash, securities or other property, other than a merger of NBTY, Inc. in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of NBTY, Inc., or (iii) the adoption of any plan or proposal for the liquidation or dissolution of NBTY, Inc.

      (d)  "Award" means grants of Options under this Plan.

      (e)  "Board" means the Board of Directors of NBTY, Inc.

      (f) "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by NBTY, Inc.'s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

      (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

      (h) "Committee" means the Committee comprised of members of the Board appointed pursuant to Section 4.

      (i) "Common Stock" means the common stock par value $.008 per share, of NBTY, Inc.

      (j)  "NASDAQ" means the NASDAQ National Market.

      (k) "Control Purchase" means any transaction in which any person (as such term is defined in Sections 13(d) and 14(d)(2) of the Exchange Act), corporation or other entity (other than NBTY or any employee benefit plan sponsored by NBTY, Inc. or any of its Subsidiaries) (i) shall purchase any Common Stock (or securities convertible into or exchangeable for Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of NBTY, Inc. representing 20% or more of the combined voting power of the then outstanding securities of NBTY, Inc. ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire NBTY Inc.'s securities).

      (l) "Effective Date" means the date the Plan becomes effective pursuant to Section 14.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

      (n) "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on NASDAQ on the date in question except as otherwise provided in Section 6.1.

      (o) "Holder" means an employee of NBTY, Inc. or any of its Subsidiaries who has received an option under this Plan.

      (p)  "ISO" means an incentive stock option within the meaning of
Section 422(b) of the Code.

      (q)  "Option" means any ISO granted pursuant to this Plan.

      (r)  "Plan" has the meaning ascribed thereto in Section 1.

      (s) "Subsidiary" of a person means any present or future subsidiary of such person as such term is defined in Section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with such person. An entity shall be deemed a Subsidiary of a person only for such periods as the requisite ownership or control relationship is maintained.

      (t) "NBTY" means NBTY, Inc., a Delaware corporation, and any successor hereto.

      (u) "Total Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

      (v) "Individual" means an officer, director, affiliate or employee of NBTY, Inc. or any of its subsidiaries.

3.    Stock Subject to the Plan.

      3.1 Number of Shares. Subject to the provisions of Section 12 and this Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan is 4,000,000 shares. If and to the extent that any Option shall expire, terminate or be canceled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 6, the shares of Common Stock subject to such expired, terminated or canceled portion of the Option shall again become available for purposes of the Plan.

      3.2 Character of Shares. Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in NBTY's treasury, or both.

      3.3 Reservation of Shares. NBTY shall at all times reserve a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in NBTY's treasury, or both) equal to the maximum number of shares that may be subject to outstanding options and future options under the Plan.

4.    Administration.

      4.1 Powers. The Plan shall be administered by the Board or a committee of the Board. Subject to the express provisions of the Plan, the Board or such committee shall have plenary authority, in its discretion, to grant Options under the Plan and to determine the terms and conditions (which need not be identical) of all Options so granted, including without limitation, (a) the individuals to whom, and the time or times at which Options shall be granted or awarded, (b) the number of shares to be subject to each Option, (c) when an Option can be exercised and whether in whole or in installments, and (d) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 13.2).

      4.2 Factors to Consider. In making determinations hereunder, the Board may take into account the nature of the services rendered by the respective individuals, their dedication and past contributions to NBTY and its Subsidiaries, their present and potential contributions to the success of NBTY and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

      4.3 Interpretation. Subject to express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this Section 4 shall be conclusive.

      4.4 Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extent provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee.

      Any such Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5.    Eligibility.

      5.1 General. Options may be granted to (a) employees, officers, directors and affiliates of NBTY or any of its Subsidiaries and (b) prospective employees of NBTY or any of its Subsidiaries. The exercise of Options granted to a prospective employee shall be conditioned upon such person becoming an employee of NBTY or any of its Subsidiaries. For purposes of the Plan, the term "prospective employee" shall mean any person who holds an outstanding offer of employment on specific terms from NBTY or any of its Subsidiaries. Options may be granted to employees who hold or have held Options under this Plan or any similar or other Options under any plan of NBTY or its Subsidiaries.

      5.2 Special ISO Rule. No ISO shall be granted to an individual who, at the time the ISO is granted, owns (or is considered as owning within the meaning of Section 424 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of NBTY or any Subsidiary, unless at the time such ISO is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

6.    Options.

      6.1 Option Prices. Subject to Section 5.2, the purchase price of the Common Stock under each Option shall be determined by the Board and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

      6.2 Term of Options. The term of each Option shall be for such period as the Board shall determine, as set forth in the applicable Agreement, but not more than 10 years from the date of grant (except as provided in Section 5.2).

      6.3 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option). The Agreement may contain conditions precedent to the exercisability of Options, including without limitation, the achievement of minimum performance criteria.

      6.4 Manner of Exercise. Payment of the Option purchase price shall be made in cash or in whole shares of Common Stock already owned by the person exercising an Option or, partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. Shares of Common Stock delivered upon exercise of an option shall be priced at the fair market value on the day of such delivery. An Option shall be exercised by written notice to NBTY upon such terms and conditions as provided in the Agreement. NBTY shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of NBTY. No Holder exercising an Option shall have any of the rights of a stockholder of NBTY with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

7.    Termination of Association.

      7.1. General. If a Holder's association shall terminate prior to the complete exercise of an Option (or deemed exercise thereof, as provided in Section 6.3), then such Option shall thereafter be exercisable in accordance with the provisions of the applicable Agreement (including the provisions of any other agreement referred to in the Agreement); provided, however, that (a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's association terminates by reason of death or Total Disability, the Option shall remain exercisable for a period of at least one year following such termination (but no later than the scheduled expiration of such Option); and (c) any termination for cause will be treated in accordance with the provisions of Section 7.2.

      7.2 Termination for Cause. If a Holder's association with NBTY or any of its Subsidiaries shall be terminated for cause by NBTY or such Subsidiary prior to the exercise of any Option, then all Options held by such Holder shall immediately terminate. For the purposes of this Section 7.2, cause shall have the meaning ascribed thereto in any agreement to which the Holder is a party. In the absence of an agreement, cause shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause in the absence of an employment agreement shall mean only a felony conviction for fraud, misappropriation or embezzlement.

      7.3 Special Rule. Notwithstanding any other provision of the Plan, the Board may provide in the applicable Agreement that the Option shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

      7.4 Miscellaneous. The Board may determine whether any given leave of absence constitutes a termination by that individual.

8.    Right of Company to Terminate Association.

      Nothing contained in the Plan or in any Option shall confer on any Holder any right to continue in the employ of NBTY or any of its Subsidiaries or interfere in any way with the right of NBTY or a Subsidiary to terminate the association of the Holder at any time, with or without cause; subject, however, to the provisions of any association agreement between the Holder and NBTY or any of its Subsidiaries.

9.    Non-alienation of Benefits.

      Unless otherwise set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void, No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

10.   Written Agreement.

      Each grant of an Option shall be evidenced by a stock option agreement, which shall designate the Options granted thereunder as ISO's in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time from time to time shall approve; provided, however, that such Option may be evidenced by a single agreement. The effective date of the granting of an Option shall be the date on which the Board approves such grant. Each grantee of an Option shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by NBTY and the grantee, provided that such grant of Options shall terminate if such written Agreement is not signed by such grantee (or his attorney) and delivered to NBTY within 90 days after the date the Agreement is sent to such grantee for signature. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received from NBTY or any of its Subsidiaries by the Holder or a transferee of such Holder if the Option or any part thereof, has been transferred pursuant to Section 20.

11.   Adjustment Upon Changes in Capitalization, etc.

      In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Option theretofore granted under the Plan is outstanding but unexercised, the Board shall make such adjustments in the character and number of shares subject to such Option and, in the Option price, as shall be applicable, equitable and appropriate in order to make such Option immediately after any such change, as nearly as may be practicable, equivalent to such Option immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised Option theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new Option for such Option or to assume such Option in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option. If any such change or transaction shall occur, the number and kind of shares for which Options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

12.   Right of First Refusal.

      The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder, or such other person exercising an Option, elects to sell all or any shares of Common Stock that such Holder or other person acquired upon the exercise of an Option awarded under the Plan, then such Holder or other person shall not sell such shares unless such Holder or other person shall have first offered in writing to sell such shares to NBTY at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options shall bear a restrictive legend to the effect that transferability of such shares is subject to the restrictions contained in the Plan and the applicable Agreement and NBTY may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.

13.   Termination and Amendment.

      13.1 General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Options may be granted under the Plan on or after the tenth anniversary of the Effective Date. The Board may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements.

      13.2 Modification. Except as otherwise set forth herein, no termination, modification or amendment of the Plan may, without the consent of the person to whom any Option shall theretofore have been granted (or a transferee of such person if the Option, or any part thereof, has been transferred pursuant to Section 20), adversely affect the rights of such person with respect to such Option. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Holder (or a transferee of such Holder if the Option, or any part thereof, has been transferred pursuant to
Section 20) and subject to the terms and conditions of the Plan (including
Section 13), the Board may amend outstanding Agreements with any Holder (or any such transferee), including without limitation, any amendment which would (a) accelerate the time or times at which the Option may be exercised and/or (b) extend the scheduled expiration date of the Option. Without limiting the generality of the foregoing, the Board may but solely with the Holder's consent, agree to cancel any Option under the Plan held by such Holder and issue a new Option in substitution therefor, provided that the Option so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

14.   Effectiveness of the Plan.

      The Plan shall become effective upon notification by the affirmative vote of a majority of the votes duly case thereon, either in person or by proxy, by the holders of voting securities of NBTY entitled to vote thereon, voting together as a single class, at a duly called and held meeting of stockholders of NBTY.

15.   Government and Other Regulations

      The obligation of NBTY with respect to Options shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, NBTY shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933, as amended, with respect to all shares of Common Stock that may be issued to Holders under the Plan, and (b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

16.   Withholding.

      NBTY's obligation to deliver shares of Common Stock or pay cash in respect of any Option under the Plan shall be subject to applicable federal, state and local tax withholding requirements.

17.   Separability.

      If any of the terms or provisions of this Plan conflict with the requirements of applicable law or applicable rules and regulations thereunder, including the requirements of Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and/or Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law, or applicable rules and regulations, without invalidating the remaining provisions hereof. If this Plan does not contain any provisions required to be included herein under
Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

18.   Non-Exclusivity of the Plan.

      Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of NBTY for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific. cases.

19.   Exclusion from Pension and Profit-Sharing Computation.

      By acceptance of an Option, each Holder shall be deemed to have agreed that such Option is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of NBTY or any of its Subsidiaries. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Option will not affect the amount of any life insurance coverage, if any, provided by NBTY or any of its Subsidiaries on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of NBTY or any of its Subsidiaries.

20.   Beneficiaries.

      Each Holder may designate any person(s) or legal entity(ies), including his or her estate, as his or her beneficiary under the Plan. Such designation shall be made in writing on a form filed with the Secretary of NBTY or his or her designee and may be revoked or changes by such Holder at any time by filing written notice of such revocation or change with the Secretary of NBTY or his or her designee. If no person shall be designated by a Holder as his or her beneficiary or if no person designated as a beneficiary survives such Holder, the Holder's beneficiary shall be his or her estate.

21.   Governing Law.

      The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.


                                 NBTY, INC.
                              90 Orville Drive
                          Bohemia, New York  11716

                Annual Meeting of Shareholders to be held on
                        April 10, 2000 at 10:00 A.M.

      The undersigned hereby appoints Harvey Kamil and Michael C. Duban as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of NBTY, INC. (the "Company") held of record by the undersigned on March 10, 2000, at the Annual Meeting of Stockholders to be held on April 10, 2000 at 10:00 AM, EST, or any adjournment thereof.

                       (To be Signed on Reverse Side.)

                       Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual Meeting of Shareholders

                                 NBTY, INC.

                               April 10, 2000

                          PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have you control number available when you access the web page.

YOUR CONTROL NUMBER IS        ------>                  ____________________


               Please Detach and Mail in the Envelope Provided

A  [X]  Please mark your
        votes as in this
        example.

DIRECTORS RECOMMEND A VOTE FOR ELECTION OF DIRECTORS AND A VOTE FOR PROPOSALS 2 AND 3.

                         FOR         WITHHOLD
                    ALL NOMINEES   ALL NOMINEES
1.  ELECTION OF          [ ]            [ ]        Nominees: Aram Garabedian
    DIRECTORS:                                               Bernard Owen
                                                             Alfred Sacks
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE
FOR ANY INDIVIDUAL NOMINEE, PLACE AN "X" IN THE
WITHHOLD BOX ABOVE AND STRIKE A LINE THROUGH
THE NOMINEES NAME LISTED AT RIGHT.

                                         FOR        AGAINST      ABSTAIN
2.  TO APPROVE THE ADOPTION OF AN        [ ]          [ ]          [ ]
    INCENTIVE STOCK OPTION PLAN

3.  RATIFICATION OF INDEPENDENT          [ ]          [ ]          [ ]
    ACCOUNTANTS

PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

"NOTE" SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY MEETING OR ANY ADJOURNMENT THEREOF.

-------------------------  ---------   --------------------------  ---------
Signature                  Date        Signature if Held Jointly   Date
(NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If more persons, all should sign.)